                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                ---------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported): November 27, 1996
                                                 (November 22, 1996)


                            SFX BROADCASTING, INC.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)



      Delaware                         0-22486               13-3649750
----------------------------   -----------------------   ----------------------
(State or Other Jurisdiction     (Commission File No.)     (IRS Employer
of Incorporation)                                           Identification No.)

150 East 58th Street, 19th Floor, New York, New York                 10155
-------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (212) 407-9150
                                                   ----------------------------

                                      N/A
-------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of April 15, 1996, as amended (the "Merger Agreement"), by and among SFX Broadcasting, Inc. ("SFX"), SFX Merger Company, a wholly-owned subsidiary of SFX ("Acquisition Sub"), and Multi-Market Radio, Inc. ("MMR"), on November 22, 1996, Acquisition Sub merged (the "Merger") with and into MMR and, as a result, MMR became a wholly-owned subsidiary of SFX.

         On November 22, 1996, at an Annual Meeting of Stockholders of SFX (the "SFX Annual Meeting") and a Special Meeting of the Stockholders of MMR, the stockholders of both SFX and MMR voted in favor of the Merger Agreement and the Merger.

         Pursuant to the terms of the Merger Agreement, at the time of the Merger, (i) each outstanding share of the Class A Common Stock, $.01 par value per share, of MMR ("MMR Class A Common Stock"), and Series B Convertible Preferred Stock, $.01 par value per share, of MMR was converted into .2983 shares of the Class A Common Stock, $.01 par value per share, of SFX ("SFX Class A Common Stock") and (ii) each outstanding share of Class B Common Stock, $.01 par value per share, and Preferred Stock, $.01 par value per share, of MMR was converted into .2983 shares of the Class B Common Stock, $.01 par value per share, of SFX ("SFX Class B Common Stock").

         As a result of the Merger, SFX issued at the effective time of the Merger approximately 1,631,450 shares of SFX Class A Common Stock and approximately 208,810 shares of SFX Class B Common Stock to the holders of securities of MMR. The economic rights of each class of the SFX's common stock are identical, but the voting rights differ in that each share of SFX Class B Common Stock generally entitles its holder to ten votes, whereas each share of SFX Class A Common Stock entitles its holder to one vote. Substantially all of the shares of SFX Class B Common Stock are held by members of existing management, including Robert F.X. Sillerman.

         Upon consummation of the Merger, pursuant to the terms of the Merger Agreement, SFX assumed the obligations of MMR with respect to all outstanding options and warrants, including (i) Class B Warrants of MMR issued pursuant to that certain Warrant Agreement, dated as of March 23, 1994, by and among MMR, American Stock Transfer & Trust Company, as warrant agent, and certain underwriters; (ii) options issued pursuant to those certain Unit Purchase Options, dated March 23, 1994; (iii) warrants issued pursuant to those certain Common Stock Purchase Warrants, dated as of July 29, 1993; (iv) warrants issued pursuant to those certain Common Stock Purchase Warrants, dated March 27, 1995 and September 26, 1995; and (v) stock options issued pursuant to stock option plans (each a "Warrant" and, collectively, the "Warrants"). The holders of the Warrants continue to have, and are subject to, the same terms and conditions set forth in such Warrant and the agreements evidencing the issuance thereof (including, without limitation, any provision contained therein relating to the repurchase or redemption thereof), except that: (a) each Warrant is exercisable for that number of shares of SFX Class A Common Stock equal to the product of the number of shares of MMR Class A Common Stock covered by the Warrant multiplied by .2983 and (b) the per share exercise price for the shares of SFX Class A Common Stock issuable upon the exercise of each Warrant is equal to the quotient determined by dividing the exercise price per share of MMR Class A Common Stock specified for such Warrant under the applicable Warrant by .2983 and rounding the resulting exercise price down to the nearest whole cent.

         On November 22, 1996, in connection with the Merger, SFX (i) paid $21,763,501 to Finova Capital Corporation ("Finova") to satisfy the obligations of MMR with respect to a loan from Finova to certain subsidiaries of MMR for which MMR acted as guarantor and (ii) redeemed the Senior Subordinated Debentures due 2001 and Senior Cumulative Preferred Stock, $.01 par value per share, of MMR held by the Huff Alternative Income Fund, LLP for $21,196,137. The funds were obtained from the redemption by MMR of MMR Class A Warrants, SFX's existing working capital and borrowings under SFX's senior credit facility with the Bank of New York.

         Immediately prior to the Merger, Robert F.X. Sillerman, Executive Chairman of SFX, controlled approximately 57.4% of the combined voting power of the outstanding shares of SFX and approximately 49.5% of the combined voting power of the outstanding shares of MMR. Upon consummation of the Merger, Mr. Sillerman controlled approximately 56.4% of the combined voting power of the outstanding shares of SFX.

ITEM 5.           OTHER EVENTS.

         Termination of Letter of Intent

         In September 1996, SFX entered into a letter of intent with EZ Communications. The letter of intent contemplated that, subject to the execution of a definitive agreement, SFX would acquire radio stations WSSS-FM, WRFX-FM and WNKS-FM, each operating in Charlotte, North Carolina, in exchange for radio station WTDR-FM, also operating in Charlotte, North Carolina, and a payment to EZ Communications of $64.8 million (the "Charlotte Exchange"). No definitive agreement was reached between the parties, and the letter of intent regarding the Charlotte Exchange was terminated in November 1996.

         Increase in Authorized Shares

         At the SFX Annual Meeting, the stockholders of approved an amendment to the Certificate of Incorporation of SFX to increase the authorized number of shares of SFX Class A Common Stock and SFX Class B Common Stock to 100,000,000 and 10,000,000, respectively.

         Updated Pro Forma Financials

         The updated Unaudited Pro Forma Condensed Combined Financial Statements of SFX are attached hereto as Annex A.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

         The financial statements of Multi-Market Radio, Inc. are incorporated herein by reference to (i) the Annual Report on Form 10-KSB (Commission File No. 0-22080) filed with the Securities and Exchange Commission on March 29, 1996 and
(ii) the Quarterly Report on Form 10-QSB of MMR (Commission File No. 0-22080) filed with the Securities and Exchange Commission on November 14, 1996.

         (b) Pro Forma Financial Information

         The Unaudited Pro Forma Condensed Combined Financial Statements of SFX Broadcasting, Inc. giving effect to the acquisition by SFX of MMR, are included in Annex A attached hereto.

         (c) Exhibits

         2.1 Amended and Restated Agreement and Plan of Merger among SFX, SFX Merger Company and MMR, dated as of April 15, 1996, as amended on May 6, 1996, July 30, 1996 and September 26, 1996 (composite version incorporated by reference to Annex B to the Joint Proxy Statement/Prospectus included in the Form S-4 of SFX (Commission File No. 333-13337) filed with the Securities and Exchange Commission on October 3, 1996).

         3.1 Restated Certificate of Incorporation of SFX, as amended.

         3.2 Bylaws, as amended (incorporated by reference to Exhibit 3.1 to Amendment No. 1 to Registration Statement on Form S-3 (Commission File No. 333-15469) filed with the Commission on November 21, 1996).

         4.1 Warrant Agreement, dated as of March 23, 1994, by and among MMR, American Stock Transfer & Trust Company, as warrant agent, and certain underwriters (incorporated by reference to Exhibit 4.2 to Amendment No. 2 to the Registration Statement on Form SB-2 (Commission File No. 33-74526) filed with the Commission on March 18, 1994).

         4.2      Supplemental Warrant, dated as of November 22, 1996.

         4.3 Unit Purchase Options, dated March 23, 1994 (incorporated by reference to Exhibit 4.1 to Amendment No. 2 to Registration Statement on Form SB-2 (Commission File No. 33-74526) filed with the Commission on March 18, 1994).

         4.4 Common Stock Purchase Warrant, dated July 29, 1993 (incorporated by reference to Exhibit 10.38 to Form 10-KSB for the year ended December 31, 1994).

         4.5      Common Stock Purchase Warrants dated November 22, 1996.

         4.6      Assumption of Warrants dated November 22, 1996.

        10.1 Second Amended and Restated Credit Agreement among SFX, the subsidiaries of SFX and The Bank of New York, as agent for the lenders, dated as of November 22, 1996.

        99.1      Joint Proxy Statement/Prospectus dated October 4, 1996.

                                                                      ANNEX A

         UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

   The following financial statements and notes thereto contain forward-looking statements that involve risks and uncertainties. The actual results of SFX Broadcasting, Inc. (the "Company") may differ materially from those discussed herein. Factors that could cause or contribute to such differences include, but are not limited to, risks and uncertainties relating to the ability of the Company to achieve cost savings, leverage, the need for additional funds, consummation of the Pending Acquisitions or the Pending Dispositions, integration of the Acquisitions, and the management of growth. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances. In the opinion of management, all adjustments necessary to fairly present this pro forma information have been made. The Unaudited Pro Forma Condensed Combined Financial Statements are based upon, and should be read in conjunction with, the historical financial statements and the respective notes to such financial statements incorporated herein by reference. The pro forma information does not purport to be indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results if the aforementioned transactions are completed. The Company cannot predict whether the consummation of the Acquisitions or the Dispositions will conform to the assumptions used in the preparation of the Unaudited Pro Forma Condensed Combined Financial Statements. The Unaudited Pro Forma Statement of Operations data include adjustments to station operating expenses to reflect anticipated savings that management believes it will be able to achieve through the implementation of its strategy. However, there can be no assurance that the Company will be able to achieve such savings.

   Capitalized terms used herein are defined in the attached Glossary.

   The Unaudited Pro Forma Condensed Combined Balance Sheet at September 30, 1996 is presented as if the Company had completed (i) the Chancellor Exchange; (ii) the Dallas Disposition; (iii) the Richmond Acquisition; (iv) the Albany Acquisition; (v) the MMR Merger, including the MMR dispositions;
(vi) the Secret Communications Acquisition; (vii) the Delsener/Slater Acquisition; (viii) the Hartford Acquisition; (ix) the Texas Coast Acquisition; and (x) the Greensboro Acquisition. No adjustment has been made to the Unaudited Pro Forma Condensed Combined Balance Sheet for the Houston Exchange, Louisville Dispositions or the CBS Exchange as they will be recorded at historical cost.

   The Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1995, and nine months ended September 30, 1996, are presented as if the Company had completed the Transactions as of January 1, 1995. MMR's acquisition of WMYB-FM, operating in Myrtle Beach, South Carolina and the Albany Acquisition have not been reflected in the Unaudited Pro Forma Condensed Combined Statement of Operations as they would not have a material impact.

 SFX BROADCASTING, INC. UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              SEPTEMBER 30, 1996
                                (IN THOUSANDS)

                                                                             PENDING TRANSACTIONS (OTHER THAN THE
                                      RECENT TRANSACTIONS                     SECRET COMMUNICATIONS ACQUISITION)
                                   ------------------------                  --------------------------------------
                         SFX                                  PRO FORMA
                    BROADCASTING,     DALLAS         MMR       FOR THE                  CHANCELLOR    RICHMOND
                       INC. AS      DISPOSITION    MERGER       RECENT     GREENSBORO    EXCHANGE    ACQUISITION
                      REPORTED          (1)          (2)     TRANSACTIONS  ACQUISITION     (3)           (4)
                    -------------  -------------  ---------  ------------  -----------  ----------  -------------
ASSETS
Current assets  ...    $103,884        $10,512     $(22,156)    $ 92,240      $  484      $ 11,000      $ 3,119

Property and
 equipment, net  ..      65,308         (1,155)       2,580       66,733       1,164            --        1,680
Intangible assets,
 net ..............     516,402         (9,003)     128,494      635,893       1,252       (11,000)       9,533

Other assets ......      40,335             (2)     (17,434)      22,899          --            --           62

                       --------       --------     --------     --------      ------      --------      -------
Total assets ......    $725,929        $   352     $ 91,484     $817,765      $2,900      $     --      $14,394
                       ========       ========     ========     ========      ======      ========      =======


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                          PRO FORMA FOR THE
                   PENDING TRANSACTIONS (OTHER THAN THE                   RECENT AND PENDING
                    SECRET COMMUNICATIONS ACQUISITION                        TRANSACTIONS                               PRO FORMA
                   -------------------------------------                   (OTHER THAN THE                               FOR THE
                    DELSENER/                                 PRO FORMA         SECRET         SECRET      PRO FORMA    RECENT AND
                   SLATER       HARTFORD    TEXAS COAST    ADJUSTMENTS    COMMUNICATIONS COMMUNICATIONS  ADJUSTMENTS    PENDING
                  ACQUISITION  ACQUISITION   ACQUISITION        (5)         ACQUISITION)   ACQUISITION(6)     (5)     TRANSACTIONS
                  -----------  -----------  -------------  -------------   --------------  ------------  ------------ -----------
ASSETS
Current assets ..   $5,554       $1,472       $2,440       $  91,000 (a)    $  364,542       $10,312    $ (10,312)(i)  $   64,542
                                                             300,000 (a)                                 (300,000)(i)
                                                             (10,071)(b)
                                                                (484)(c)
                                                             (38,800)(d)
                                                              (3,119)(d)
                                                             (19,953)(e)
                                                             (25,500)(f)
                                                             (41,500)(g)
                                                              (2,440)(g)
                                                                (900)(h)

Property and
 equipment, net  .  2,240            38          153                            72,008           6,930         --          78,938
Intangible assets,
 net .............     --            --           --          10,071 (b)       770,782          57,145    235,820 (i)   1,063,747
                                                               3,584 (c)
                                                              29,142 (d)
                                                              15,904 (e)
                                                              32,957 (f)
                                                              42,446 (g)
                                                               1,000 (h)

Other assets .....     38            --          549          (6,000)(c)        16,948             105         --          17,053
                                                                (500)(g)
                                                                (100)(h)
                   ------       -------      ------         --------        ----------         -------  ---------       ---------
Total assets ..... $7,832       $1,510        $3,142       $ 376,737        $1,224,280         $74,492  $ (74,492)     $1,224,280
                   ======       ======       ======       =========         ==========         =======  =========      ==========


                                                                                 PENDING TRANSACTIONS (OTHER THAN THE
                                        RECENT TRANSACTIONS                       SECRET COMMUNICATIONS ACQUISITION)
                                      ------------------------                  --------------------------------------
                             SFX                                  PRO FORMA
                        BROADCASTING,     DALLAS        MMR        FOR THE                  CHANCELLOR    RICHMOND
                          INC. AS       DISPOSITION    MERGER       RECENT     GREENSBORO    EXCHANGE    ACQUISITION
                          REPORTED          (1)         (2)      TRANSACTIONS  ACQUISITION     (3)           (4)
                        -------------  -------------  ---------  ------------  -----------  ----------  -------------
LIABILITIES AND
 STOCKHOLDERS' EQUITY

Current liabilities  .    $ 39,011         $(170)      $ 1,283     $ 40,124       $  171        $--         $   592

Other liabilities  ...         830           (58)           --          772           --         --              --

Long-term debt (incl.
 current portion):

 New Credit Agreement           --            --            --           --           --         --              --
 Senior subordinated
  notes ..............     450,000            --            --      450,000          --         --               --
 Acquired company
  debt ...............          --            --            --           --          --         --           19,236

Other debt ...........       1,922            --           --         1,922          --         --               --

Deferred taxes .......      56,084            --       20,201        76,285          --         --               --

Minority interest  ...          --            --           --            --          --         --               --
Redeemable preferred
 stock:

 Series B Preferred
  Shares .............       1,889            --           --         1,889          --         --               --
 Series C Preferred
  Shares .............       1,614            --           --         1,614          --         --               --
 Series D Preferred
  Shares .............     149,500            --           --       149,500          --         --               --
 New Preferred Shares           --            --           --            --          --         --               --

Stockholders' equity        25,079           580       70,000        95,659       2,729         --           (5,434)

                           --------         -----      -------     --------      ------      -----          -------
Total liabilities and
 stockholders' equity     $725,929         $ 352      $91,484      $817,765      $2,900        $--          $14,394
                          ========         =====      =======      ========      ======      =====          =======








                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                         PRO FORMA FOR THE
                   PENDING TRANSACTIONS (OTHER THAN THE                 RECENT AND PENDING
                    SECRET COMMUNICATIONS ACQUISITION)                     TRANSACTIONS                               PRO FORMA
                   -------------------------------------                 (OTHER THAN THE                               FOR THE
                   DELSENER/                                PRO FORMA         SECRET         SECRET      PRO FORMA    RECENT AND
                    SLATER      HARTFORD    TEXAS COAST    ADJUSTMENTS    COMMUNICATIONS COMMUNICATIONS  ADJUSTMENTS   PENDING
                  ACQUISITION  ACQUISITION  ACQUISITION        (5)         ACQUISITION)   ACQUISITION(6)    (5)      TRANSACTIONS
                  -----------  -----------  -------------  ------------   --------------  ------------  ------------ -----------
LIABILITIES AND
 STOCKHOLDERS'
 EQUITY

Current
 liabilities  .    $  808       $  423       $  239       $   (171)(c)         $ 41,987       $ 2,082    $ (2,082)(i)   $ 41,987
                                                              (592)(d)
                                                               418 (e)
                                                               214 (g)
                                                              (239)(g)

Other
 liabilities  .        10           --           --          2,547 (e)            4,263            --          --          4,263
                                                               934 (g)
Long-term debt
 (incl. current
 portion):

 New Credit Agreement  --           --           --         91,000 (a)           91,000               --             --   91,000
 Senior subordinated
  notes .............. --           --           --             --              450,000               --             --  450,000
 Acquired company
  debt ............... --           --           --        (19,236)(d)               --               --             --       --

Other debt ........... --           --           --             --                1,922               --             --    1,922

Deferred taxes ....... --           --           27          8,544 (f)           84,829               --             --   84,829
                                                               (27)(g)

Minority interest  ... --           --           --          1,617 (d)            1,617               --             --    1,617
Redeemable preferred
 stock:

 Series B Preferred
  Shares ............. --           --           --             --                1,889               --             --    1,889
 Series C Preferred
  Shares ............. --           --           --             --                1,614               --             --    1,614
 Series D Preferred
  Shares ............. --           --           --             --              149,500               --             --  149,500
 New Preferred Shares  --           --           --        150,000 (a)          150,000               --             --  150,000

Stockholders'
 equity ............ 7,014       1,087        2,876        150,000 (a)          245,659           72,410    (72,410)(i)  245,659
                                                            (2,729)(c)
                                                             5,434 (d)
                                                            (7,014)(e)
                                                            (1,087)(f)
                    ------     -------      ------        --------           ----------          -------  ---------    ---------

Total liabilities
 and stockholders'
 equity ........... $7,832      $1,510       $3,142       $376,737           $1,224,280          $74,492   $(74,492)  $1,224,280
                    ======      ======       ======       ========           ==========          =======   ========   ==========


        NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(1) Dallas Disposition
    To reflect the Dallas Disposition for $11,500,000 in cash to the Company which is net of payment anticipated to be made to the prior owner of the station by the Company. The prior owner has commenced litigation against the Company due to the parties' inability to agree on the amount of this contingent payment. Should the ultimate payment exceed approximately $2,500,000, the Company will recognize a loss on the disposal.

                                                                                 DALLAS
                                                 SALE PROCEEDS     KTCK-AM     DISPOSITION
                                               ---------------  -----------  -------------
                                                              (IN THOUSANDS)
ASSETS
Current assets ...............................      $11,500       $   (988)      $10,512
Property and equipment, net ..................           --         (1,155)       (1,155)
Intangible assets, net .......................           --         (9,003)       (9,003)
Other assets .................................           --             (2)           (2)
                                               ---------------  -----------  -------------
  Total assets ...............................      $11,500       $(11,148)      $   352
                                               ===============  ===========  =============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities ..........................      $    --       $   (170)      $  (170)
Other liabilities ............................           --            (58)          (58)
Stockholders' equity .........................       11,500        (10,920)          580
                                               ---------------  -----------  -------------
  Total liabilities and stockholders' equity        $11,500       $(11,148)      $   352
                                               ===============  ===========  =============

(2) MMR Merger
    Reflects the consummation of the merger of the Company with Multi-Market Radio, Inc. for approximately $70,000,000 in SFX equity securities, repayment of MMR's outstanding debt, and contribution of a loan between the Company and MMR.

                                                        MULTI-MARKET RADIO, INC.
                                       --------------------------------------------------------
                                            AS            MMR          PRO FORMA
                                         REPORTED   DISPOSITIONS(A)   ADJUSTMENTS    MMR MERGER
                                       ----------  ---------------  --------------  -----------
                                                             (IN THOUSANDS)
ASSETS
Current assets .......................   $12,252        $ 4,852       $      7,562 (b) $(22,156)
                                                                       (43,322)(c)
                                                                        (3,500)(d)
Property and equipment, net ..........     3,454           (874)                --       2,580
Intangible assets, net ...............    64,132         (4,198)            60,060 (e)  128,494
                                                                             5,000 (c)
                                                                             3,500 (d)
Other assets .........................     4,434         (1,499)       (20,369)(f)     (17,434)
                                       ----------  ---------------  --------------  -----------
  Total assets .......................   $84,272        $(1,719)      $      8,931    $ 91,484
                                       ==========  ===============  ==============  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities ..................   $ 2,324        $    --      $  (1,041)(c)   $  1,283
Other liabilities ....................     3,500         (3,500)            --             --
Long-term debt .......................    57,650             --        (37,281)(c)         --
                                                                       (20,369)(f)
Deferred taxes .......................     7,241             --         12,960 (e)     20,201
Stockholders' equity .................    13,557          1,781          7,562 (b)     70,000
                                                                        (7,562)(e)
                                                                        54,662 (e)
                                       ----------  ---------------  --------------  -----------
  Total liabilities and stockholders'
   equity ............................   $84,272        $(1,719)     $   8,931       $ 91,484
                                       ==========  ===============  ==============  ===========

 ------------

   (a) Represents the pending Myrtle Beach Disposition for a purchase price of $4,252,000 (present value of payments to be received) $350,000 of which has been received subsequent to September 30, 1996, as a deposit, and the pending Little Rock Deposition for $4,100,000, $3,500,000 of which has been received as a deposit. No gain or loss will be recognized by the Company in connection with these transactions.

   (b) The MMR Class A Warrants exercised subsequent to September 30, 1996 provided net cash proceeds of approximately $7,562,000.

   (c) Repayment of approximately $38,000,000 of existing MMR indebtedness, including accrued interest, and approximately $5,000,000 related to prepayment premiums.

   (d) Acquisition costs associated with the MMR Merger are $3,500,000.

   (e) To reflect the MMR Merger, based on the stock price of the Company's Class A Common Shares of $34 per share, at an estimated purchase price of $70,000,000 including the excess of the purchase price paid over the net book value of the assets acquired, including deferred taxes, of $60,060,000.

   (f) To reflect a contribution of a loan between the Company and MMR.

(3) Chancellor Exchange
    To reflect the $11,000,000 of cash to be received by the Company in the Chancellor Exchange. No gain or loss will be recognized because the cash and the fair market value of the stations received equals the carrying value of the station exchanged.

(4) Richmond Acquisition
    To reflect the acquisition of a 96% interest in a limited liability corporation which will acquire the assets of radio stations WKHK-FM, WBZU-FM and WVGO-FM/WLEE-FM, for a cash payment by the Company of approximately $38,800,000.

                                                                       WVGO-FM/     RICHMOND
                                                 WKHK-FM    WBZU-FM    WLEE-FM     ACQUISITION
                                               ---------  ---------  ----------  -------------
                                                                (IN THOUSANDS)
ASSETS
Current assets ...............................   $ 2,644    $   286     $  189       $ 3,119
Property and equipment, net ..................       189        920        571         1,680
Intangible assets, net .......................     4,818      1,047      3,668         9,533
Other assets .................................        --         62         --            62
                                               ---------  ---------  ----------  -------------
  Total assets ...............................   $ 7,651    $ 2,315     $4,428       $14,394
                                               =========  =========  ==========  =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities ..........................   $   190    $   184     $  218       $   592
Long-term debt ...............................    12,011      4,200      3,025        19,236
Stockholders' equity .........................    (4,550)    (2,069)     1,185        (5,434)
                                               ---------  ---------  ----------  -------------
  Total liabilities and stockholders' equity     $ 7,651    $ 2,315     $4,428       $14,394
                                               =========  =========  ==========  =============

 (5) Pro Forma Adjustments

  a. The Company currently is considering a number of financing alternatives to fund the Pending Acquisitions including the issuance of common stock, preferred stock, and/or debt securities. For purposes of the pro forma financial statements, the Company has assumed the sale of common stock and redeemable preferred stock and borrowings under the New Credit Agreement to finance the Pending Acquisitions. For purposes of the pro forma financial statements, the Company has assumed that it will issue 4,500,000 shares of common stock to realize net proceeds of approximately $150,000,000, issue redeemable preferred stock to realize net proceeds of $150,000,000, and borrow $91,000,000 under the New Credit Agreement. There can be no assurance that any financings by the Company will be on the terms set forth in the assumptions referred to above.

  b. To reflect additional acquisition costs related to the Pending Acquisitions as of September 30, 1996 and deferred financing costs related to the New Credit Agreement.

  c. To reflect the Greensboro Acquisition for $6,000,000 in cash (which had been deposited by the Company with the seller prior to September 30, 1996), the recording of the related excess of the purchase price paid over the net book value of the assets carried on the adjusted balance sheet of $3,584,000 and the adjustments to remove the current assets of $484,000, current liabilities of $171,000, and stockholders' equity of $2,729,000.

  d. To reflect the Richmond Acquisition for $38,800,000 in cash, the recording of the related excess of the purchase price paid over the net book value of the assets carried on the adjusted balance sheet of $29,142,000, the minority interest of $1,617,000 and adjustments to remove current assets of $3,119,000, current liabilities of $592,000, long-term debt of $19,236,000 and stockholders' deficit of $5,434,000.

  e. To reflect the Delsener/Slater Acquisition for $22,918,000, $19,953,000 in cash plus future payments with a net present value of $2,965,000 ($418,000 of which is payable within one year), the recording of related excess of the purchase price paid over net book value of the assets carried on the adjusted balance sheet of $15,904,000, and an adjustment to remove the stockholders' equity of $7,014,000.

  f. To reflect the Hartford Acquisition for $25,500,000 in cash (including working capital), the recording of related excess of the purchase price paid over net book value of the assets carried on the adjusted balance sheet of $32,957,000 and the related incremental deferred taxes of $8,544,000, and an adjustment to remove the stockholders' equity of $1,087,000.

  g. To reflect the Texas Coast Acquisition for $43,148,000, $42,000,000 in cash (net of deposit of $500,000) and future payments with a net present value of $1,148,000 ($214,000 of which is payable within one year), the recording of the related excess of the purchase price paid over the net book value of the assets carried on the adjusted balance sheet of $42,446,000 and adjustments to remove current assets of $2,440,000, current liabilities of $239,000, deferred taxes of $27,000 and stockholders' equity of $2,876,000.

  h. To reflect the Albany Acquisition for $1,000,000 in cash, net of deposit of $100,000.

  i. To reflect the Secret Communications Acquisition for $300,000,000 in cash, the related excess of the purchase price paid over net book value of the assets carried on the adjusted balance sheet of $235,820,000 and the adjustments to remove $10,312,000 of current assets and $2,082,000 of current liabilities which are not being assumed, and an adjustment to remove the stockholders' equity of $72,410,000.

 (6) Secret Communications Acquisition
     Reflects the combination of Secret Communications balance sheet at September 30, 1996 with the balance sheets of WDSY-FM and WJJJ-FM (the "Third Party Stations") to be acquired by Secret Communications.

                                                                                   SECRET
                                                    SECRET       THIRD PARTY   COMMUNICATIONS
                                                COMMUNICATIONS    STATIONS      ACQUISITION
                                               --------------  -------------  --------------
                                                               (IN THOUSANDS)
ASSETS
Current assets ...............................     $10,095         $  217         $10,312
Property and equipment, net ..................       5,866          1,064           6,930
Intangible assets, net .......................      56,959            186          57,145
Other assets .................................         105             --             105
                                               --------------  -------------  --------------
  Total assets ...............................     $73,025         $1,467         $74,492
                                               ==============  =============  ==============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities ..........................     $ 2,082         $   --         $ 2,082
Stockholders' equity .........................      70,943          1,467          72,410
                                               --------------  -------------  --------------
  Total liabilities and stockholders' equity       $73,025         $1,467         $ 74,492
                                               ==============  =============  ==============

                            SFX BROADCASTING, INC.
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     NINE MONTHS ENDED SEPTEMBER 30, 1996
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                           RECENT TRANSACTIONS
                                   ------------------------------------------------------------------
                                                 LIBERTY         PRISM          RALEIGH-
                          SFX                  ACQUISITION    ACQUISITION      GREENSBORO,      HOUSTON
                     BROADCASTING,              INCLUDING      INCLUDING       GREENVILLE      EXCHANGE      PRO FORMA
                         INC.         MMR      WASHINGTON     LOUISVILLE       AND JACKSON    AND DALLAS    ADJUSTMENTS
                     AS REPORTED   MERGER(1) DISPOSITIONS(2) DISPOSITIONS(3) ACQUISITIONS(4) DISPOSITION(5)     (6)
                     -----------   --------  --------------  -------------   -------------   ------------   -----------
Net broadcast
 revenues .........    $ 92,840     $16,550     $24,992        $13,464       $  4,728          $(7,664)     $  2,895 (a)
Concert revenue,
 net ..............          --          --          --             --             --               --            --
Station and other
 operating
 expenses .........      61,448       9,145      17,774         11,250          2,869           (8,954)       (3,110)(b)

Depreciation,
 amortization and
 acquisition
 related costs ....      10,663       4,018       5,150          1,177          1,492             (283)       (1,672)(c)
                                                                                                                 391 (d)
                                                                                                                 243 (e)
                                                                                                                 418 (f)

Corporate expenses        4,475         939       1,478            808            111               90        (2,487)(g)

Other .............      27,489         887          --             --             --           (1,435)           --
                    -------------   -------  -------------  -------------  -------------     ------------  -----------
Operating income
 (loss) ...........     (11,235)      1,561         590            229            256            2,918         9,112
Net interest
 expense, including
 amortization of
 deferred
 financing costs ..      18,849          --       3,326            714            382           (1,486)      (25,105)(h)
                                                                                                              36,281 (h)
                                                                                                               1,198 (h)
Other expense
 (income) .........          --          --       5,935             --        (11,948)              --        (5,935)(i)
                                                                                                              11,920 (i)
Income tax expense
 (benefit) ........          --          --      (3,378)            --             45              772         2,561 (i)
Minority interest
 income (loss) ....          --          --          --             --             --               --            --
                    -------------   -------  -------------  -------------  -------------     ------------  -----------
Net income (loss)
 before
 extraordinary loss     (30,084)      1,561      (5,293)          (485)        11,777            3,632       (11,808)
Preferred stock
 dividend
 requirement ......       3,551          --          --             --             --               --         4,017 (j)
                    -------------   -------  -------------  -------------  -------------     ------------  -----------
Net income (loss)
 before
 extraordinary loss
 applicable to
 common shares ....    $(33,635)    $ 1,561     $(5,293)       $  (485)      $ 11,777          $ 3,632      $(15,825)
                    =============   =======  =============  =============  =============     ============  ===========
Net loss before
 extraordinary loss
 per common share..    $  (4.55)
Average common
 shares
 outstanding ......       7,394





                (RESTUBBED TABLE CONTINUED FROM ABOVE)




                                    PENDING TRANSACTIONS (OTHER THAN THE SECRET COMMUNICATIONS ACQUISITION)
                                    -------------------------------------------------------------------------
                       PRO FORMA
                        FOR THE                                 DELSENER/
                        RECENT       RICHMOND    CHANCELLOR      SLATER     TEXAS COAST     CBS      HARTFORD
                     TRANSACTIONS ACQUISITION(7) EXCHANGE(8)   ACQUISITION  ACQUISITION EXCHANGE(9) ACQUISITION
                     ------------ -------------  ----------    -----------  -----------  ---------  -----------
Net broadcast
 revenues .........    $147,805*     $ 7,055      $  (769)    $      --      $3,041      $    18     $3,796
Concert revenue,
 net ..............          --           --           --         5,454***       --           --         --
Station and other
 operating
 expenses .........      90,422        6,059       (1,247)          608       2,150        1,382      2,895

Depreciation,
 amortization and
 acquisition
 related costs ....      21,597          799         (206)          733          39           --          5

Corporate expenses        5,414          788       (1,026)           --          --           --         --

Other .............      26,941           --           --            --         (11)          --         --
                     ------------  ------------  ----------  -----------   -----------  ---------  --------
Operating income
 (loss) ...........       3,431         (591)       1,710         4,113         863       (1,364)       896
Net interest expense,
 including
 amortization of
 deferred
 financing costs  .      34,159          936           (7)           60          --           --         11


Other expense
 (income) .........         (28)          --           (1)           --         (51)          --         (3)

Income tax expense
 (benefit) ........          --           --           (2)           --          --          679         --
Minority interest
 income (loss) ....          --           --           --            --          --           --         --
                    ------------  ------------  ----------  -----------   -----------  ---------  ---------
Net income (loss)       (30,700)      (1,527)       1,720         4,053         914       (2,043)       888
 before
 extraordinary
 loss

Preferred stock
 dividend
 requirement ......       7,568           --           --            --          --           --         --
                    ------------  ------------  ----------  -----------   -----------  ---------  ---------
Net income (loss)
 before
 extraordinary
 loss
 applicable to
 common shares ....    $(38,268)     $(1,527)     $ 1,720     $   4,053      $  914      $(2,043)    $  888
                    ============  ============  ==========  ===========   ===========  =========  ===========
Net loss
 before
 extraordinary
 loss per
 common share .....     $(4.14)
Average common
 shares
 outstanding ......      9,234**






               (RESTUBBED TABLE CONTINUED FROM ABOVE)



                                       PRO
                                    FORMA FOR
                                       THE
                                   RECENT AND
                                     PENDING                                  PRO FORMA
                                  TRANSACTIONS                                 FOR THE
                                  (OTHER THAN       SECRET       PRO FORMA    RECENT AND
                     PRO FORMA     THE SECRET    COMMUNICATIONS  ADJUSTMENTS    PENDING
                   ADJUSTMENTS(6)  COMM. ACQ.)   ACQUISITION(10)     (6)      TRANSACTIONS
                   ------------- --------------  --------------  -----------  ------------
Net broadcast
 revenues..........     $     --     $160,946*       $31,921        $    --      $192,867*
Concert revenue,
 net ..............           --        5,454             --             --         5,454
Station and other
 operating
 expenses .........       (1,015)(B)  101,254         20,605             --       121,859

Depreciation,
 amortization and
 acquisition
 related costs.....        2,146 (C)   25,272          3,378          3,040 (C)    31,690
                             159 (L)
Corporate expenses         1,428 (G)    6,842             --             --         6,842
                             238 (G)
Other .............           --       26,930             --             --        26,930
                     ------------   --------------  --------------  -----------  ------------
Operating income
 (loss) ...........       (2,956)       6,102          7,938         (3,040)       11,000
Net interest expense,
 including
 amortization of
 deferred
 financing costs  .         (837)(H)   40,194             --             --        40,194
                           5,630 (H)
                             242 (M)
Other expense
 (income) .........           --          (83)           924         (1,175)(H)      (334)

Income tax expense
 (benefit) ........         (677)(I)       --             --             --            --
Minority interest
 income (loss) ....          (11)(K)      (11)            --             --           (11)
                     ------------  --------------  --------------  -----------  ------------
Net income (loss)
 before
 extraordinary loss       (7,303)     (33,998)         7,014         (1,865)      (28,849)

Preferred stock
 dividend
 requirement ......       12,787 (J)   20,355             --             --        20,355
                     ------------   --------------  --------------  -----------  ------------
Net income (loss)
 before
 extraordinary
 loss
 applicable to
 common shares ....     $(20,090)    $(54,353)       $ 7,014        $(1,865)     $(49,204)
                     ============   ==============  ==============  ===========  ============
Net loss
 before
 extraordinary
 loss per
 common share .....                    $(3.96)                                    $ (3.58)
Average common
 shares
 outstanding ......                    13,734**                                    13,734**



      * Includes $2,895,000 of fees from Triathlon; see Note 6(a).

     ** Represents average shares outstanding for the nine months ended
        September 30, 1996 plus the 1,840,000 shares issued in the MMR Merger and 4,500,000 additional shares assumed to be issued in connection with the financing of the Pending Acquisitions.

    *** Comprised of $40,444,000 of concert and related revenue, net of concert costs of $34,990,000. The Company is currently evaluating alternative classification presentations of the Delsener/Slater Acquisition.


                                       A-8

                               SFX BROADCASTING, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

 .
                                                            RECENT TRANSACTIONS
                                     ---------------------------------------------------------------
                                                LIBERTY                      RALEIGH-
                                              ACQUISITION       PRISM      GREENSBORO,     HOUSTON
                            SFX                INCLUDING     ACQUISITION    GREENVILLE    EXCHANGE
                       BROADCASTING,   MMR     WASHINGTON     INCLUDING    AND JACKSON   AND DALLAS    PRO FORMA
                           INC.       MERGER  DISPOSITIONS   LOUISVILLE    ACQUISITIONS  DISPOSITION  ADJUSTMENTS
                        AS REPORTED    (1)        (2)      DISPOSITIONS(3)      (4)           (5)          (6)
                      -------------  -------  ------------  -------------  ------------  -----------  -----------
Net broadcast
 revenues ...........    $ 76,830     $21,757    $50,518        $26,959       $18,463       $(9,967)    $  5,035 (a)
Concert revenue, net           --          --         --             --            --            --           --
Station and other
 operating expenses        51,039      12,088     32,781         22,411        15,570        (9,689)       1,323 (a)
                                                                                                          (5,615)(b)

Depreciation,
 amortization and
 acquisition related
 costs ..............       9,137**     3,449      9,092          2,232         2,947          (124)         978 (a)
                                                                                                          (2,129)(c)
                                                                                                             782 (d)
                                                                                                             325 (e)
                                                                                                             558 (f)

Corporate expenses  .       3,797       1,253      4,653          2,027           265           120       (7,065)(g)
                                                                                                              45 (a)

Other ...............       5,000       1,114         --             --            --        (5,000)          --
                      -------------  --------   ----------  -------------  ------------  -----------  -----------
Operating income
 (loss) .............       7,857       3,853      3,992            289          (319)        4,726       15,833

Net interest expense,
 including
 amortization of
 deferred financing
 costs ..............      12,253          --      7,275          1,565           948        (1,841)     (20,783)(h)
                                                                                                          48,375 (h)
                                                                                                           1,598 (h)

Other expense
 (income) ...........          --          --         --           (200)         (201)         (498)          --
Income tax expense
 (benefit) ..........          --          --     (2,725)            --           562            --        2,163 (i)

Minority interest
 income (loss) ......          --          --         --             --            --            --           --
                      -------------  --------   ----------  -------------  ------------  -----------  -----------

Net income (loss)  ..      (4,396)      3,853       (558)        (1,076)       (1,628)        7,065      (15,520)
Preferred stock
 dividend
 requirement ........         291          --         --             --            --            --        9,665 (j)
                      -------------  --------   ----------  -------------  ------------  -----------  -----------
Net income (loss)
 applicable to
 common shares ......    $ (4,687)    $ 3,853    $  (558)       $(1,076)      $(1,628)      $ 7,065     $(25,185)
                      =============  ========   ==========  =============  ============  ===========  ===========

Net loss per common
 share ..............    $  (0.71)

Average common
 shares outstanding         6,596






               (RESTUBBED TABLE CONTINUED FROM ABOVE)



                                      PENDING TRANSACTIONS (OTHER THAN THE SECRET COMMUNICATIONS ACQUISITION)
                                   --------------------------------------------------------------------------




                        PRO FORMA
                         FOR THE                                 DELSENER/                  CBS
                          RECENT       RICHMOND     CHANCELLOR    SLATER     TEXAS COAST  EXCHANGE   HARTFORD     PRO FORMA
                       TRANSACTIONS ACQUISITIONS(7) EXCHANGE(8) ACQUISITION  ACQUISITION    (9)     ACQUISITION ADJUSTMENTS(6)
                      ------------  -------------  ----------  -----------  -----------  --------  -----------  ------------
Net broadcast
 revenues ...........    $189,595*      $9,213       $(3,882)     $   --       $4,081     $(1,442)    $4,688       $    --
Concert revenue, net           --           --            --       6,025****       --          --         --            --
Station and other
 operating expenses       119,908        8,097        (2,442)        912        2,981       1,854      4,773        (2,617)(b)

Depreciation,
 amortization and
 acquisition related
 costs ..............      27,247        1,410          (275)        750           53          --         48         3,007 (c)
                                                                                                                       217 (l)

Corporate expenses  .       5,095          650        (1,460)         --           --         214         --         2,405 (g)
                                                                                                                       596 (g)

Other ...............       1,114           --            --          --          (58)         --          2            --
                      ------------  -------------  ----------  -----------  -----------  --------  -----------  ------------
Operating income
 (loss) .............      36,231         (944)          295       4,363        1,105      (3,510)      (135)       (3,608)

Net interest expense,
 including
 amortization of
 deferred financing
 costs ..............      49,390        1,415           (17)        144           --          --         --        (1,542)(h)
                                                                                                                     7,571 (h)
                                                                                                                       373 (m)

Other expense
 (income) ...........        (899)          43            --          --           --        (152)        --            --


Income tax expense
 (benefit) ..........          --            --          --           --           48         31           7            (86)(i)

Minority interest
 income (loss) ......          --            --          --           --           --         --          --              3 (k)
                      ------------  -------------  ----------  -----------  -----------  --------  -----------  ------------

Net income (loss)  ..     (12,260)       (2,402)        312        4,219        1,057     (3,389)       (142)        (9,927)
Preferred stock
 dividend
 requirement ........       9,956            --          --           --           --         --          --         17,050 (j)
                      ------------  -------------  ----------  -----------  -----------  --------  -----------  ------------
Net income (loss)
 applicable to
 common shares ......    $(22,216)      $(2,402)       $312       $4,219       $1,057    $(3,389)    $  (142)      $(26,977)
                      ============  =============  ==========  ===========  ===========  ========  ===========  ============

Net loss per common
 share ..............    $  (2.63)

Average common
 shares outstanding         8,436***








                     PRO FORMA FOR
                          THE
                       RECENT AND
                        PENDING                                    PRO FORMA
                      TRANSACTIONS                                  FOR THE
                      (OTHER THAN        SECRET       PRO FORMA    RECENT AND
                       THE SECRET    COMMUNICATIONS  ADJUSTMENT     PENDING
                       COMM. ACQ.)   ACQUISITION(10)     (6)      TRANSACTIONS
                     --------------  --------------  -----------  --------------
                      [C]            [C]              [C]          [C]

Net broadcast
 revenues ...........   $202,253*       $39,946        $    --      $242,199*
Concert revenue, net       6,025             --             --         6,025
Station and other        133,466         24,818             --       158,284

Depreciation,
 amortization and
 acquisition related
 costs ..............     32,457          4,670          3,854 (C)    40,981


Corporate expenses  .      7,500          1,874         (1,874)(G)     7,500


Other ...............      1,058             --             --         1,058
                       -----------  --------------  -----------  ------------
Operating income
 (loss) .............     33,797          8,584         (1,980)       40,401


Net interest expense,
 including
 amortization of
 deferred financing
 costs ..............     57,334          3,101         (3,101)(H)    57,334

Other expense
 (income) ...........     (1,008)           (36)            --        (1,044)

Income tax expense
 (benefit) ..........         --             --            --             --

Minority interest
 income (loss) ......          3             --            --              3
                       -----------  --------------  -----------  ------------
Net income (loss)  ..    (22,532)         5,519         1,121        (15,892)

Preferred stock
 dividend
 requirement ........     27,006             --            --         27,006
                       -----------  --------------  -----------  ------------

Net income (loss)
 applicable to
 common shares ......   $(49,538)        $5,519        $1,121       $(42,898)
                       ===========  ==============  ===========  ============

Net loss per common
 share ..............   $  (3.83)                                   $  (3.32)

Average common
 shares outstanding       12,936***                                   12,936***



   * Includes $3,584,000 of fees from Triathlon; see Note 6(a).
  ** Includes $1,400,000 of duopoly integration costs.
 *** Represents total shares outstanding at December 31, 1995 plus the 1,840,000 shares issued in the MMR Merger and 4,500,000 additional shares assumed to be issued in connection with the financing of the Pending Acquisitions.
**** Comprised of a $38,660,000 of concert and related revenue, net of concert costs of $30,855,000. The Company is currently evaluating alternative classification presentations for the Delsener/Slater Acquisition.

               NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                           STATEMENTS OF OPERATIONS

(1) MMR Merger

   Reflects the net effect of the historical operations of MMR as adjusted for acquisitions and dispositions.

                                                 NINE MONTHS ENDED SEPTEMBER 30, 1996
                               ----------------------------------------------------------------------
                                                    MMR
                                               DISPOSITIONS   MMR HARTFORD     PRO FORMA       MMR
                                AS REPORTED         (A)        ACQUISITION    ADJUSTMENTS    MERGER
                               -------------  --------------  -------------  -------------  ---------
                                                            (IN THOUSANDS)
Net broadcast revenues .......     $15,242        $(1,521)        $2,829       $        --    $16,550
Station operating expenses  ..       9,346         (1,593)         2,040          (648)(b)      9,145
Depreciation/amortization  ...       1,221           (138)           277         2,593 (c)      4,018
                                                                                    65 (d)
Corporate expenses ...........       1,844             --             --           939 (e)        939
                                                                                (1,844)(e)
Non-cash compensation ........         262             --             --           625 (g)        887
                               -------------  --------------  -------------  -------------  ---------
Operating income (loss)  .....       2,569            210            512        (1,730)         1,561
Interest expense .............       4,185             --            274        (4,459)(f)         --
Other expense (income) .......       5,985         (1,577)           (12)       (4,396)(f)         --
Income tax expense (benefit)            --             --              7            (7)(f)         --
                               -------------  --------------  -------------  -------------  ---------
Net income (loss) ............     $(7,601)       $ 1,787         $  243     $    7,132       $ 1,561
                               =============  ==============  =============  =============  =========


                                                             YEAR ENDED DECEMBER 31, 1995
                               --------------------------------------------------------------------------------------
                                                    MMR                       SOUTHERN STARR
                                                DISPOSITIONS   MMR HARTFORD   -- 1ST QUARTER    PRO FORMA       MMR
                                 AS REPORTED        (A)         ACQUISITION        1995        ADJUSTMENTS    MERGER
                               -------------  --------------  -------------  --------------  -------------  ---------
                                                                    (IN THOUSANDS)
Net broadcast revenues .......     $18,288        $(3,647)        $4,424          $2,692       $        --    $21,757
Station operating expenses  ..      11,026         (3,223)         3,286           1,863              (864)(b) 12,088
Depreciation/amortization  ...       1,750           (386)           227             327             1,490 (c)  3,449
                                                                                                        41 (d)
Corporate expenses ...........       1,666             --             --              --             1,253 (e)  1,253
                                                                                                    (1,666)(e)
Non-cash compensation ........         281             --             --              --               833 (g)  1,114
                               -------------  --------------  -------------  --------------  -------------  ---------
Operating income (loss)  .....       3,565            (38)           911             502            (1,087)     3,853
Interest expense .............       4,966             --            502              --            (5,468)(f)         --
Other expense (income) .......         (11)            --            (14)             --                25 (f)     --
Income tax expense (benefit)           (59)            --             48              --                11 (f)     --
                               -------------  --------------  -------------  --------------  -------------  ---------
Net income (loss) ............     $(1,331)       $   (38)        $  375          $  502       $     4,345    $ 3,853
                               =============  ==============  =============  ==============  =============  =========

------------

(a) Reflects the elimination of the operations of stations WRSF-FM, sold in March 1996, WRXR-FM and WKBG-FM, sold in July 1996, and the pending Little Rock Disposition and Myrtle Beach Disposition.

(b) Reflects cost savings of $648,000 and $864,000 for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively, anticipated to be achieved in connection with the MMR Hartford Acquisition, consisting principally of the elimination of certain duplicative technical sales and general and administrative functions due to operating a cluster of stations in the Hartford market.

(c) Reflects $2,593,000 and $1,490,000 for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively, in amortization of intangible assets recorded in connection with the MMR Merger, Myrtle Beach Acquisition, MMR Hartford Acquisition, related incremental deferred taxes and change in amortization periods.

(d) Amortization of $65,000 and $41,000 for acquisition costs associated with the Merger for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively.

(e) To record incremental corporate overhead charges of $939,000 and $1,253,000 associated with the Merger for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively, and to eliminate MMR's existing corporate overhead of $1,844,000 and $1,666,000 for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively.

(f) Elimination of a nonrecurring loss (income) of $4,396,000 and ($25,000) for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively, interest expense of $4,459,000 and $5,468,000 for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively, and income tax expense (benefit) of $7,000 and ($11,000) for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively.

(g) Reflects non-cash compensation charge for the issuance of shares of the Series A and Series B Convertible Preferred Shares of MMR. The Series A and Series B shares were issued to certain officers and advisors of MMR in July and November 1996, respectively, and converted into Class A Common Shares of the Company upon consummation of the MMR Merger. The shares issued pursuant to the Series A and Series B conversions are being held in escrow and will be released in five equal annual installments ending in April 2001.

(h) Elimination of LMA fees paid by Secret Communications for the Third Party Stations.

(2) Liberty Acquisition

   Reflects the net effect of the historical operations of the Liberty Stations (as defined herein) adjusted for the Washington Dispositions.

                                           NINE MONTHS ENDED
                                          SEPTEMBER 30, 1996
                             -------------------------------------------
                               LIBERTY AS     WASHINGTON       LIBERTY
                                REPORTED     DISPOSITIONS    ACQUISITION
                              ------------  --------------  -------------
                                            (IN THOUSANDS)
Net broadcast revenues  ....    $25,966        $  (974)        $24,992
Station operating expenses       19,337         (1,563)         17,774
Depreciation/amortization  .      5,926           (776)          5,150
Corporate expenses .........      1,566            (88)          1,478
                             ------------  --------------  -------------
Operating income (loss)  ...       (863)         1,453             590
Interest expense ...........      3,467           (141)          3,326
Other expense ..............      5,935             --           5,935
Income tax benefit .........     (3,378)            --          (3,378)
                             ------------  --------------  -------------
Net income (loss) ..........    $(6,887)       $ 1,594         $(5,293)
                             ============  ==============  =============


                                             YEAR ENDED DECEMBER 31, 1995
                             -----------------------------------------------------------
                               LIBERTY AS     BECK ROSS       WASHINGTON       LIBERTY
                                REPORTED     ACQUISITION*    DISPOSITIONS    ACQUISITION
                             ------------  --------------  --------------  -------------
                                                    (IN THOUSANDS)
Net broadcast revenues  ....    $51,407         $2,486         $(3,375)        $50,518
Station operating expenses       34,725          2,121          (4,065)         32,781
Depreciation/amortization  .     10,429             40          (1,377)          9,092
Corporate expenses .........      4,653             --              --           4,653
                             ------------  --------------  --------------  -------------
Operating income ...........      1,600            325           2,067           3,992
Interest expense ...........      7,373             --             (98)          7,275
Income tax benefit .........     (2,725)            --              --          (2,725)
                             ------------  --------------  --------------  -------------
Net income (loss) ..........   $ (3,048)        $  325         $ 2,165         $  (558)
                             ============  ==============  ==============  =============

------------

* Represents the acquisition by Liberty of radio stations WBLI-FM, WHCN-FM and WSNE-FM from Beck-Ross Communications, Inc. in 1995.

 (3) Prism Acquisition

   Reflects the net effect of the historical operations of the Prism Acquisition adjusted for the Louisville Dispositions.

                                          NINE MONTHS ENDED
                                         SEPTEMBER 30, 1996
                             -----------------------------------------
                               PRISM AS     LOUISVILLE        PRISM
                               REPORTED    DISPOSITIONS    ACQUISITION
                             ----------  --------------  -------------
                                          (IN THOUSANDS)
Net broadcast revenues  ....   $16,812       $ (3,348)       $13,464
Station operating expenses      13,726        (2,476)         11,250
Depreciation/amortization  .     1,535          (358)          1,177
Corporate expenses .........       808            --             808
                             ----------  --------------  -------------
Operating income (loss)  ...       743          (514)            229
Interest expense ...........       714            --             714
                             ----------  --------------  -------------
Net income (loss) ..........   $    29       $  (514)        $  (485)
                             ==========  ==============  =============


                                             YEAR ENDED
                                          DECEMBER 31, 1995
                             -----------------------------------------
                               PRISM AS     LOUISVILLE        PRISM
                               REPORTED    DISPOSITIONS    ACQUISITION
                             ----------  --------------  -------------
                                           (IN THOUSANDS)
Net broadcast revenues  ....   $32,572       $(5,613)        $26,959
Station operating expenses      26,979        (4,568)         22,411
Depreciation/amortization  .     2,946          (714)          2,232
Corporate expenses .........     2,027            --           2,027
                             ----------  --------------  -------------
Operating income (loss)  ...       620          (331)            289
Interest expense ...........     1,565            --           1,565
Other income ...............      (200)           --            (200)
                             ----------  --------------  -------------
Net loss ...................   $   (745)     $   (331)       $ (1,076)
                             ==========  ==============  =============


 (4) Raleigh-Greensboro, Greenville and Jackson Acquisitions

   Reflects the net effect of the combined historical operations of the Greensboro Acquisition, the Raleigh-Greensboro Acquisitions, the Greenville Acquisition and the Jackson Acquisitions.

                                        NINE MONTHS ENDED SEPTEMBER 30, 1996
                             ---------------------------------------------------------
                                 RALEIGH-
                              GREENSBORO AND
                                GREENSBORO     GREENVILLE       JACKSON
                               ACQUISITIONS    ACQUISITION    ACQUISITIONS     TOTAL
                             --------------  -------------  --------------  ----------
                                                   (IN THOUSANDS)
Net broadcast revenues  ....      $3,619        $    639          $470        $  4,728
Station operating expenses         2,264             271           334           2,869
Depreciation/ amortization         1,168             244            80           1,492
Corporate expenses .........           4             107            --             111
                             --------------  -------------  --------------  ----------
Operating income ...........         183              17            56             256
Interest expense ...........          59             323            --             382
Other income ...............         (51)        (11,897)           --         (11,948)
Income tax expense .........          45              --            --              45
                             --------------  -------------  --------------  ----------
Net income .................      $  130        $ 11,591          $ 56        $ 11,777
                             ==============  =============  ==============  ==========


                                             YEAR ENDED DECEMBER 31, 1995
                            -----------------------------------------------------------------------
                                RALEIGH- GREENSBORO AND      GREENVILLE       JACKSON
                                GREENSBORO ACQUISITIONS      ACQUISITION    ACQUISITIONS     TOTAL
                             ----------------------------  -------------  --------------  ----------
                                                          (IN THOUSANDS)
Net broadcast revenues  ....            $12,688                $4,074          $1,701       $18,463
Station operating expenses               10,982                 3,238           1,350        15,570
Depreciation/amortization  .              2,325                   514             108         2,947
Corporate expenses .........                 --                   195              70           265
                             ----------------------------  -------------  --------------  ----------
Operating income (loss)  ...               (619)                  127             173          (319)
Interest expense ...........                156                   792              --           948
Other expense (income)  ....               (203)                    2              --          (201)
Income tax expense .........                562                    --              --           562
                             ----------------------------  -------------  --------------  ----------
Net income (loss) ..........           $ (1,134)               $ (667)         $  173       $(1,628)
                             ============================  =============  ==============  ==========


 (5) Houston Exchange and Dallas Disposition

   To reflect the exchange of KRLD-AM and the Texas State Networks for KKRW-FM in the Houston Exchange, and the sale of KTCK-AM in the Dallas Disposition.


                                                       NINE MONTHS ENDED SEPTEMBER 31, 1995
                             -----------------------------------------------------------------------------------------
                                                                                                  HOUSTON EXCHANGE AND
                                         DISPOSITIONS              ACQUISITION   ADJUSTMENTS(*)    DALLAS DISPOSITION
                             ----------------------------------  -------------  --------------  ----------------------
                               KRLD-AM       TSN       KTCK-AM       KKRW-FM
                             ----------  ----------  ----------  -------------
                                                                   (IN THOUSANDS)

Net broadcast revenues  ....   $(8,873)    $(2,223)    $(2,136)      $5,568         $    --             $(7,664)
Station operating expenses      (7,862)     (1,812)     (2,487)       3,207              --              (8,954)
Depreciation/amortization  .    (1,036)       (186)       (283)          66           1,156                (283)
Corporate expenses .........        --          --          --           90              --                  90
Other ......................    (1,600)          0         165           --              --              (1,435)
                             ----------  ----------  ----------  -------------  --------------  ----------------------
Operating income (loss)  ...     1,625        (225)        469        2,205          (1,156)              2,918
Interest expense ...........    (1,183)       (299)         (4)          --              --              (1,486)
Income tax expense .........        --          --          --          772              --                 772
                             ----------  ----------  ----------  -------------  --------------  ----------------------
Net income (loss) ..........   $ 2,808     $    74     $   473       $1,433         $(1,156)            $ 3,632
                             ==========  ==========  ==========  =============  ==============  ======================



                                                        YEAR ENDED DECEMBER 31, 1995
                             -----------------------------------------------------------------------------------------
                                                                                                  HOUSTON EXCHANGE AND
                                         DISPOSITIONS              ACQUISITION   ADJUSTMENTS(*)    DALLAS DISPOSITION
                             ----------------------------------  -------------  --------------  ----------------------
                               KRLD-AM       TSN       KTCK-AM       KKRW-FM
                             ----------  ----------  ----------  -------------
                                                                   (IN THOUSANDS)
Net broadcast revenues  ....  $(9,792)     $(3,196)    $(4,096)      $7,117         $    --            $(9,967)
Station operating expenses     (8,881)      (2,261)     (3,714)       5,167              --             (9,689)
Depreciation/amortization  .   (1,350)        (725)       (124)         371           1,704               (124)
Corporate expenses .........       --           --          --          120              --                120
Other ......................   (5,000)          --          --           --              --             (5,000)
                             ----------  ----------  ----------  -------------  --------------  ----------------------
Operating income (loss)  ...    5,439         (210)       (258)       1,459          (1,704)             4,726
Interest expense ...........   (1,433)        (403)         (5)          --              --             (1,841)
Other income ...............       --           --        (323)        (175)             --               (498)
                             ----------  ----------  ----------  -------------  --------------  ----------------------
Net income (loss) ..........  $ 6,872      $   193     $    70       $1,634         $(1,704)           $ 7,065
                             ==========  ==========  ==========  =============  ==============  ======================

------------

(*) To reflect historical depreciation and amortization of KRLD-AM and the Texas State Networks and the disposition of KTCK-AM.

 (6) Pro Forma Adjustments

   a. Reflects the results during the year ended December 31, 1995 of radio stations (located in San Diego, Charlotte -- WLYT only, and Dallas) acquired and fees of $3,584,000 and $2,895,000 incurred by Triathlon and payable to SCMC for the year ended December 31, 1995 and the nine months ended September 30, 1996, respectively, of which $2,584,000 and $2,020,000, respectively, represent fees based upon acquisition and financing activities in the respective periods. Future fees may be lesser or greater based upon future acquisition and financing activity by Triathlon. Minimum annual fees will be $1,000,000 per year commencing at such time as Triathlon spends an amount equal to the net proceeds of its last public offering.

   b. Reflects anticipated cost savings expected to be realized following the Liberty Acquisition, the Chancellor Exchange, the Prism Acquisition, the Jackson Acquisitions, the Richmond Acquisition, the Texas Coast Acquisition and Hartford Acquisition, consisting principally of the elimination of certain duplicative technical, sales and general and administrative functions due to operating a cluster of stations in each of its principal markets, a reduction of employee benefit costs and commission rates and the elimination of programming personnel due to automation and simulcasting.

     Also reflected are the adjustment of Delsener/Slater officers salaries to reflect new employment contracts, the elimination of non-recurring losses of Delsener/Slater and the elimination of certain salaries and expenses of employee-shareholders in connection with the Hartford Acquisition.

     In addition to the cost savings identified above which are reflected in the pro forma adjustments, the Company has identified certain additional expenses of approximately $936,000 which are not expected to recur or are expected to recur in reduced amounts. These expenses consist primarily of
     (i) non-recurring marketing costs of approximately $471,000 related to the Company's stations operating in San Diego, California, Charlotte, North Carolina and Greenville-Spartanburg, South Carolina, incurred by the prior owners of such stations, (ii) costs associated with barter arrangements of approximately $98,000 related to the Company's stations operating in Raleigh, North Carolina, (iii) costs of third party service providers of approximately $272,000 related to the radio stations acquired in the Prism Acquisition and retained by the Company, (iv) employee relocation expenses of approximately $95,000 incurred by the prior owners of Prism and (v) non-recurring marketing costs of approximately $580,000 in 1996 related to the Pittsburgh stations being acquired from Secret Communications.

     While management believes that such cost savings and the elimination of non-recurring expenses are reasonably achievable, the Company's ability to achieve such cost savings and to eliminate the non-recurring expenses is subject to numerous factors, many of which are beyond the Company's control. These factors may include difficulties in integrating the acquired stations and the incurrence of unanticipated severance, promotional or other costs and expenses. There can be no assurance that the Company will realize any such cost savings.

   c. Reflects increase (decrease) in amortization of intangible assets resulting from the purchase price allocation and change in amortization period:

                                  NINE MONTHS ENDED SEPTEMBER 30, 1996              YEAR ENDED DECEMBER 31, 1995
                             --------------------------------------------  --------------------------------------------
                              INCREASE DUE   DECREASE DUE                   INCREASE DUE   DECREASE DUE
                              TO PURCHASE    TO CHANGE IN                   TO PURCHASE    TO CHANGE IN
                                 PRICE       AMORTIZATION    NET INCREASE      PRICE       AMORTIZATION    NET INCREASE
                               ALLOCATION      PERIODS        (DECREASE)     ALLOCATION      PERIODS        (DECREASE)
                             ------------  --------------  --------------  ------------  --------------  --------------
                                                                    (IN THOUSANDS)
Liberty Acquisition ........     $1,117        $(2,984)        $(1,867)        $2,235        $(4,799)        $(2,564)
Prism Acquisition ..........        870           (641)            229          1,606         (1,186)            420
Raleigh-Greensboro,
 Greenville and
 Jackson Acquisitions ......        612           (646)            (34)         1,235         (1,220)             15
                                                           --------------
Net Decrease for Recent
 Transactions ..............                                    (1,672)                                       (2,129)
                                                           ==============                                ==============
Richmond Acquisition .......        546           (465)             81            729           (641)             88
Albany Acquisition .........         18              0              18             25              0              25
Delsener/Slater Acquisition         795              0             795          1,224              0           1,224
Texas Coast Acquisition  ...        795              0             795          1,048              0           1,048
Hartford Acquisition .......        457              0             457            622              0             622
                                                           --------------                                --------------
Net Increase for Pending
 Acquisitions other than
 the Secret Communications
 Acquisition ...............                                   $ 2,146                                        $3,007
                                                           ==============                                ==============
Secret Communications
 Acquisition ...............      4,421         (1,381)          3,040          5,876         (2,022)          3,854
                                                           ==============                                ==============


   d. Reflects $391,000 and $782,000 in amortization of goodwill arising from the deferred taxes recorded in connection with the Liberty Acquisition for the six months prior to the purchase date and the year ended December 31, 1995, respectively.

   e. Amortization of $243,000 and $325,000 for acquisition costs associated with the Acquisitions for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively.

   f. To reflect $418,000 and $558,000 in amortization relating to the present value of the Triathlon consulting fees assigned to the Company under the SCMC Termination Agreement for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively.

   g. To record incremental corporate overhead charges of $1,428,000 and $2,405,000 for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively, relating to increases in personnel, professional fees and administrative expenses associated with the increased size of the Company due to the Acquisitions and the elimination of $2,249,000 and $8,343,000 for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively of the corporate overhead of the sellers.

   h. To reflect interest expense of $36,281,000 and $48,375,000 for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively, related to the $450,000,000 of Senior Subordinated Notes at 10.75%, amortization of deferred financing costs of $1,198,000 and $1,598,000 for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively, interest expense of $5,630,000 and $7,571,000 relating to the borrowings from the New Credit Agreement at 8.25% for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively, and elimination of existing interest expense (net of interest on other debt) of $25,942,000 and $25,426,000 related to the Company and the sellers for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively.

   i. Elimination of acquisition related costs of $5,935,000 recorded on the income statement of Liberty for the nine months ended September 30, 1996, gain on the sale of assets of $11,920,000 recorded on the books of ABS Greenville Partners, L.P. for the nine months ended September 30, 1996 and net income tax benefits of $1,884,000 and $2,077,000 for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively.

   j. To record the incremental 6.5% Series D Preferred Shares dividend and the assumed new Preferred Shares issuance to finance a portion of the Pending Acquisitions at a rate of 6.5% and 11%, respectively.

   k. To record minority interest income (loss) related to the Richmond Acquisition of ($11,000) and $3,000 for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively.

   l. Reflects $159,000 and $217,000 in amortization of goodwill arising from the deferred taxes recorded in connection with the Hartford Acquisition for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively.

   m. To record interest expense of $242,000 and $373,000 for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively, in connection with the long-term payments due for the Delsener/Slater Acquisition and the Texas Coast
          Acquisition.

(7) Richmond Acquisition

   Reflects the net effect of the combined historical operations of radio stations WKHK-FM, WBZU-FM and WVGO-FM/WLEE-FM acquired in the Richmond Acquisition.

                                   NINE MONTHS ENDED SEPTEMBER 30, 1996
                             -----------------------------------------------
                                                     WVGO-FM/     RICHMOND
                               WKHK-FM    WBZU-FM    WLEE-FM     ACQUISITION
                             ---------  ---------  ----------  -------------
                                              (IN THOUSANDS)
Net broadcast revenues  ....   $3,984     $  866     $ 2,205       $ 7,055
Station operating expenses      2,648      1,119       2,292         6,059
Depreciation/amortization  .      187        154         458           799
Corporate expenses .........      273         88         427           788
                             ---------  ---------  ----------  -------------
Operating income (loss)  ...      876       (495)       (972)         (591)
Interest expense ...........      571        202         163           936
                             ---------  ---------  ----------  -------------
Net income (loss) ..........   $  305     $ (697)    $(1,135)      $(1,527)
                             =========  =========  ==========  =============


                                        YEAR ENDED DECEMBER 31, 1995
                             ------------------------------------------------
                                                      WVGO-FM/     RICHMOND
                               WKHK-FM    WBZU-FM     WLEE-FM     ACQUISITION
                             ---------  ----------  ----------  -------------
                                               (IN THOUSANDS)
Net broadcast revenues  ....   $4,478     $   849     $ 3,886       $ 9,213
Station operating expenses      3,154       1,561       3,382         8,097
Depreciation/amortization  .      253         243         914         1,410
Corporate expenses .........      245          77         328           650
                             ---------  ----------  ----------  -------------
Operating income (loss)  ...      826      (1,032)       (738)         (944)
Interest expense ...........      811         287         317         1,415
Other expense ..............       --          --          43            43
                             ---------  ----------  ----------  -------------
Net income (loss) ..........   $   15     $(1,319)    $(1,098)      $(2,402)
                             =========  ==========  ==========  =============

 (8) Chancellor Exchange

   Reflects the pending transfer of WBAB-FM, WHFM-FM, WBLI-FM, and WGBB-FM ("Long Island Disposition") in exchange for WFYV-FM and WAPE-FM
("Jacksonville Acquisition") in the Chancellor Exchange.

                                                  NINE MONTHS ENDED
                                                 SEPTEMBER 30, 1996
                            -----------------------------------------------------------
                              LONG ISLAND    JACKSONVILLE                    CHANCELLOR
                              DISPOSITION    ACQUISITION     ADJUSTMENTS*     EXCHANGE
                            -------------  --------------  --------------  ------------
                                                   (IN THOUSANDS)
Net broadcast revenues  ...     $(5,108)        $4,764          $(425)**      $  (769)
Station operating expenses       (3,923)         2,676             --          (1,247)
Depreciation/amortization        (1,429)           876            347*           (206)
Corporate expenses ........      (1,026)            --             --          (1,026)
                            -------------  --------------  --------------  ------------
Operating income (loss)  ..       1,270          1,212           (772)          1,710
Interest expense ..........          (7)            --             --              (7)
Other expense (income)  ...          (1)            --             --              (1)
Income tax expense ........          (2)            --             --              (2)
                            -------------  --------------  --------------  ------------
Net income (loss) .........     $ 1,280         $1,212          $(772)        $ 1,720
                            =============  ==============  ==============  ============

                                            YEAR ENDED DECEMBER 31, 1995
                            -----------------------------------------------------------
                              LONG ISLAND    JACKSONVILLE                    CHANCELLOR
                              DISPOSITION    ACQUISITION     ADJUSTMENTS*     EXCHANGE
                            -------------  --------------  --------------  ------------
                                                   (IN THOUSANDS)
Net broadcast revenues  ...    $(11,511)        $7,629          $  --         $(3,882)
Station operating expenses       (7,282)         4,840             --          (2,442)
Depreciation/amortization        (2,682)         1,491            916            (275)
Corporate expenses ........      (1,460)            --             --          (1,460)
                            -------------  --------------  --------------  ------------
Operating income (loss)  ..         (87)         1,298           (916)            295
Interest expense ..........         (17)            --             --             (17)
Income tax expense ........          --             --             --              --
                            -------------  --------------  --------------  ------------
Net income (loss) .........    $    (70)        $1,298          $(916)        $   312
                            =============  ==============  ==============  ============

* To reflect historic depreciation of the stations that are the subject of the Long Island Disposition net of decrease in amortization due to the exchange allocation.

** To eliminate LMA payment received for the Long Island stations for the month of July 1996.

 (9) CBS Exchange
     To reflect the net effect of the exchange of WHFS-FM for KTXQ-FM and KRRW-FM in the CBS Exchange.

                                   NINE MONTHS ENDED SEPTEMBER 30, 1996
                            -------------------------------------------------
                              KTXQ-FM    WHFS-FM                       CBS
                              KRRW-FM    DISPOSAL    ADJUSTMENTS*    EXCHANGE
                            ---------  ----------  --------------  ----------
                                              (IN THOUSANDS)
Net broadcast revenues  ...   $7,447      $7,429        $  --        $    18
Station operating expenses     5,340       3,958           --          1,382
Depreciation/amortization        169         997          828             --
                            ---------  ----------  --------------  ----------
Operating income (loss)  ..    1,938       2,474         (828)        (1,364)
Income tax expense ........      679          --           --            679
                            ---------  ----------  --------------  ----------
Net income (loss) .........   $1,259      $2,474        $(828)       $(2,043)
                            =========  ==========  ==============  ==========

                                       YEAR ENDED DECEMBER 31, 1995
                            -------------------------------------------------
                              KTXQ-FM    WHFS-FM                       CBS
                              KRRW-FM    DISPOSAL    ADJUSTMENTS*    EXCHANGE
                            ---------  ----------  --------------  ----------
                                              (IN THOUSANDS)
Net broadcast revenues  ...   $8,534      $9,976        $  --        $(1,442)
Station operating expenses     7,254       5,400           --          1,854
Depreciation/amortization      1,129       1,638          509             --
Corporate expenses ........      214          --           --            214
                            ---------  ----------  --------------  ----------
Operating income ..........      (63)      2,938         (509)        (3,510)
Other income (loss) .......     (152)         --           --           (152)
Income tax expense ........       31          --           --             31
                            ---------  ----------  --------------  ----------
Net income (loss) .........   $   58      $2,938        $(509)       $(3,389)
                            =========  ==========  ==============  ==========

   * To eliminate depreciation of KTXQ-FM and KRRW-FM and reflect depreciation of WHFS-FM.

(10) The Secret Communications Acquisition
     Reflects the Secret Communications Acquisition after the pending acquisition of the Third Party Stations by Secret Communications. The results of the Third Party Stations for the nine months ended September 30, 1996 reflect five months of results under the current owner and four months of operations under Secret Communications through an LMA, which Secret entered with the current owner on June 1, 1996.

     The Company has identified nonrecurring marketing costs of approximately $580,000 in 1996 at the Pittsburg stations.

                                  NINE MONTHS ENDED SEPTEMBER 30, 1996
                            ----------------------------------------------
                                                                 SECRET
                                 SECRET       THIRD PARTY    COMMUNICATIONS
                             COMMUNICATIONS     STATIONS      ACQUISITION
                            --------------  --------------  --------------
                                             (IN THOUSANDS)
Net broadcast revenues  ...     $27,860          $4,061         $31,921
Station operating expenses       18,069           2,536          20,605
Depreciation/amortization         3,280              98           3,378
                            --------------  --------------  --------------
Operating income ..........       6,511           1,427           7,938
Other expenses (income)  ..        (136)          1,060             924
                            --------------  --------------  --------------
Net income ................     $ 6,647          $  367         $ 7,014
                            ==============  ==============  ==============

                                      YEAR ENDED DECEMBER 31, 1995
                            ----------------------------------------------
                                                                 SECRET
                                 SECRET       THIRD PARTY    COMMUNICATIONS
                             COMMUNICATIONS     STATIONS      ACQUISITION
                            --------------  --------------  --------------
                                             (IN THOUSANDS)
Net broadcast revenues  ...     $36,284          $3,662         $39,946
Station operating expenses       21,969           2,849          24,818
Depreciation/amortization         4,470             200           4,670
Corporate expenses ........       1,874              --           1,874
                            --------------  --------------  --------------
Operating income ..........       7,971             613           8,584
Interest expense ..........       3,101              --           3,101
Other income ..............         (36)             --             (36)
                            --------------  --------------  --------------
Net income ................     $ 4,906          $  613         $ 5,519
                            ==============  ==============  ==============

                                   GLOSSARY

   "Acquisitions" means, collectively, the Recent Acquisitions and the Pending Acquisitions.

   "Albany Acquisition" means the pending acquisition of substantially all of the assets used in the operation of WYSR-FM, operating in Albany, New York.

   "CBS Exchange" means the pending exchange by the Company of radio station WHFS-FM, operating in Washington, D.C./Baltimore, Maryland, for KTXQ-FM and KRRW-FM, both operating in Dallas, Texas, and owned by CBS, Inc.

   "Chancellor Exchange" means the pending exchange by the Company of WBAB-FM, WHFM-FM, WBLI-FM and WGBB-AM, each operating on Long Island, New York, for WFYV-FM and WAPE-FM, both operating in Jacksonville, Florida, and a payment to the Company of $11.0 million in cash.

   "Dallas Disposition" means the sale, consummated in October 1996, of radio station KTCK-AM, operating in Dallas, Texas.

   "Delsener/Slater Acquisition" means the pending acquisition by the Company of Delsener/Slater Enterprises, Ltd., a concert promotion company, and certain affiliated entities.

   "Dispositions" means, collectively, the Recent Dispositions and the Pending Dispositions.

   "Greensboro Acquisition" means the acquisition, consummated in November 1996, of substantially all of the assets of WHSL-FM, operating in Greensboro, North Carolina.

   "Greenville Acquisition" means the acquisition, consummated in June 1996, of substantially all of the assets used in the operation of radio station WROQ-FM, operating in Greenville-Spartanburg, South Carolina.

   "Hartford Acquisition" means the pending acquisition by the Company of WWYZ-FM, which operates in Hartford, Connecticut.

   "Houston Exchange" means the pending exchange of the Company's radio station KRLD-AM, operating in Dallas, Texas, and the Company's Texas State Networks for radio station KKRW-FM, operating in Houston, Texas.

   "Jackson Acquisitions" means, collectively, the acquisitions, consummated in the third quarter of 1996, of substantially all of the assets of WJDX-FM, WSTZ-FM and WZRX-AM, each operating in Jackson, Mississippi.

   "Liberty Acquisition" means the acquisition, consummated in July 1996, of Liberty Broadcasting Incorporated, which owned and operated or provided programming to or sold advertising on behalf of 14 FM and six AM radio stations located in six markets: Washington, DC/Baltimore, Maryland; Nassau-Suffolk, New York; Providence, Rhode Island; Hartford, Connecticut; Albany, New York; and Richmond, Virginia.

   "Little Rock Disposition" means the pending sale of KOLL-FM, operating in Little Rock, Arkansas, to Triathlon.

   "Louisville Acquisition" means the acquisition, consummated in September 1996, from Prism of substantially all of the assets used in the operation of WVEZ-FM, WTFX-FM and WWKY-AM, each operating in Louisville, Kentucky.

   "Louisville Dispositions" means the sale, consummated in October 1996, of the three stations acquired in the Louisville Acquisition.

   "MMR Merger" means the merger, consummated in November 1996, of a wholly-owned subsidiary of the Company with and into MMR, as a result of which MMR became a wholly-owned subsidiary of the Company.

    "Myrtle Beach Disposition" means the pending sale of WYAK-FM and WMYB-FM, both operating in Myrtle Beach, South Carolina.

   "New Credit Agreement" means the definitive credit agreement the Company has entered into, which increases amounts available under its senior credit facility up to $225.0 million under certain circumstances.

   "Pending Acquisitions" means, collectively, the Houston Exchange, the Chancellor Exchange, the Albany Acquisition, the Richmond Acquisition, the CBS Exchange, the Secret Communications Acquisition, the Hartford
Acquisition, the Delsener/Slater Acquisition and the Texas Coast Acquisition.

   "Pending Dispositions" means, collectively, the Little Rock Disposition, the Myrtle Beach Disposition and the expiration in December 1996 of a JSA with respect to WCHZ-FM, operating in Augusta, Georgia, and an LMA with respect to WVCO-FM, operating in Myrtle Beach, South Carolina.

   "Pending Transactions" means, collectively, the Pending Acquisitions and the Pending Dispositions.

   "Prism Acquisition" means the acquisition, consummated in the third quarter of 1996, of substantially all of the assets of Prism used in the operation of ten FM and six AM radio stations located in five markets:
Louisville, Kentucky; Jacksonville, Florida; Raleigh, North Carolina; Tucson, Arizona; and Wichita, Kansas.

   "Raleigh-Greensboro Acquisitions" means the acquisition, consummated in June 1996, of substantially all of the assets used in the operation of radio stations WMFR-AM, WMAG-FM and WTCK-AM, each operating in Greensboro, North Carolina, and WTRG-FM and WRDU-FM, both operating in Raleigh, North Carolina.

   "Recent Acquisitions" means, collectively, the MMR Merger, the Greensboro Acquisition, the Liberty Acquisition, the Prism Acquisition, the Jackson Acquisitions, the Greenville Acquisition, the Louisville Acquisition, the Raleigh-Greensboro Acquisitions, and the acquisitions of WTDR and WLYT-FM, both operating in Charlotte, North Carolina, KTCK-FM, operating in Dallas, Texas, and KYXY-FM, operating in San Diego, California.

   "Recent Dispositions" means, collectively, the Washington Dispositions, the Louisville Dispositions and the Dallas Disposition.

   "Recent Transactions" means, collectively, the Recent Acquisitions and the Recent Dispositions.

   "Richmond Acquisition" means the pending acquisition, subject to the execution of a definitive agreement, of a 96% interest in ABS, which will own or acquire radio stations WVGO-FM, WLEE-FM, WKHK-FM and WBZU-FM, each operating in Richmond, Virginia.

   "Secret Communications Acquisition" means the pending acquisition of WTAM-AM and WLTF-FM, both operating in Cleveland, Ohio; WFBQ-FM, WRZX-FM and WNDE-AM, each operating in Indianapolis, Indiana; and WDVE-FM, WXDX-FM, WDSY-FM and WJJJ-FM, each operating in Pittsburgh, Pennsylvania.

   "Tender Offer" means a tender offer, consummated in May 1996, pursuant to which the Company repurchased $79.4 million of the $80.0 million in principal amount of 11.375% Senior Subordinated Notes due 2000 outstanding.

   "Texas Coast Acquisition" means the pending acquisition of KQUE-FM and KNUZ-AM, both operating in Houston, TX.

   "Washington Dispositions" means the sale, consummated in July 1996, of three of the stations acquired from Liberty Broadcasting, each operating in the Washington, D.C./Baltimore, Maryland market.

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                             SFX BROADCASTING, INC.


                                             By: /s/ Robert F.X. Sillerman
                                                 -------------------------------
                                                  Name:  Robert F.X. Sillerman
                                                  Title: Executive Chairman


Date:    November 26, 1996

                                 EXHIBIT INDEX

       EXHIBIT    DESCRIPTION
       -------    -----------

         2.1 Amended and Restated Agreement and Plan of Merger among SFX, SFX Merger Company and MMR, dated as of April 15, 1996, as amended on May 6, 1996, July 30, 1996 and September 26, 1996 (composite version incorporated by reference to Annex B to the Joint Proxy Statement/Prospectus included in the Form S-4 of SFX (Commission File No. 333-13337) filed with the Securities and Exchange Commission on October 3, 1996).

         3.1 Restated Certificate of Incorporation of SFX, as amended.

         3.2 Bylaws, as amended (incorporated by reference to Exhibit 3.1 to Amendment No. 1 to Registration Statement on Form S-3 (Commission File No. 333-15469) filed with the Commission on November 21, 1996).

         4.1 Warrant Agreement, dated as of March 23, 1994, by and among MMR, American Stock Transfer & Trust Company, as warrant agent, and certain underwriters (incorporated by reference to Exhibit 4.2 to Amendment No. 2 to the Registration Statement on Form SB-2 (Commission File No. 33-74526) filed with the Commission on March 18, 1994).

         4.2      Supplemental Warrant, dated as of November 22, 1996.

         4.3 Unit Purchase Options, dated March 23, 1994 (incorporated by reference to Exhibit 4.1 to Amendment No. 2 to Registration Statement on Form SB-2 (Commission File No. 33-74526) filed with the Commission on March 18, 1994).

         4.4 Common Stock Purchase Warrant, dated July 29, 1993 (incorporated by reference to Exhibit 10.38 to Form 10-KSB for the year ended December 31, 1994).

         4.5      Common Stock Purchase Warrants dated November 22, 1996.

         4.6      Assumption of Warrants dated November 22, 1996.

        10.1 Second Amended and Restated Credit Agreement among SFX, the subsidiaries of SFX and The Bank of New York, as agent for the lenders, dated as of November 22, 1996.

        99.1      Joint Proxy Statement/Prospectus dated October 4, 1996.